[GRAPHIC OMITTED]

                     --------------------------------------
                               THE ARBITRAGE FUND
                     --------------------------------------
                         A SERIES OF THE ARBITRAGE FUNDS

                                 350 Park Avenue
                            New York, New York 10022






                                   PROSPECTUS

                               SEPTEMBER 30, 2001
                            REVISED FEBRUARY 1, 2002







--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

                  THE ARBITRAGE FUND


                  The Arbitrage Funds currently offers one fund series to investors--The Arbitrage Fund. The Fund is non-diversified and its investment objective is to achieve capital growth by engaging in merger arbitrage.



                  This   prospectus  has  information  you  should  know  before
                  investing. Please read it carefully and keep it with your investment records.

                  --------------------------------------------------------------

                  ADVISER

                  Water Island Capital, LLC


                  --------------------------------------------------------------



                                TABLE OF CONTENTS



RISK/RETURN SUMMARY...........................................................1


PERFORMANCE...................................................................2


FEES AND EXPENSES.............................................................2


INVESTMENT OBJECTIVE, POLICIES AND RISKS......................................3


ADVISER.......................................................................5


DISTRIBUTION ARRANGEMENTS.....................................................6


NET ASSET VALUE...............................................................6


HOW TO PURCHASE SHARES........................................................7


REDEMPTIONS...................................................................8


TAX STATUS, DIVIDENDS AND DISTRIBUTIONS......................................10


FINANCIAL HIGHLIGHTS.........................................................11

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
     The Fund seeks to achieve capital growth by engaging in merger arbitrage.

PRINCIPAL INVESTMENT STRATEGY
     In attempt to achieve its objective, the Fund plans to invest at least 65% of its assets in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Equity securities include common and preferred stock. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of corporate reorganizations. The Adviser uses investment strategies designed to minimize market exposure including short selling and purchasing and selling options. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short.

PRINCIPAL INVESTMENT RISKS
     As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

     o MERGER ARBITRAGE RISKS: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

     o HIGH PORTFOLIO TURNOVER RATE: The Fund's investment strategy may result in high turnover rates. This may increase the Fund's short-term capital appreciation and increase brokerage commission costs. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

     o NON-DIVERSIFICATION RISKS: The Fund is not a "diversified" fund, which means the Fund may invest in a relatively small number of issuers making it more susceptible to adverse developments of a single issuer. As a result, investing in the Fund is potentially more risky than an investing in a diversified fund that is otherwise similar to the Fund.

     o BORROWING RISKS: Because the Fund may borrow money from banks to purchase securities of companies involved in reorganizations, the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. This can cause the price of shares to be more volatile than if the Fund did not borrow money. Borrowing also increases the Fund's expenses because of the interest the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained.

     o SHORT SALE/PUT AND CALL OPTIONS RISKS: The Fund may engage in various hedging practices, which by definition entail substantial risks. As stated above, the approach the Fund generally will use involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. But if an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer's securities. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when the Fund desires.

PERFORMANCE
--------------------------------------------------------------------------------

     Because the Fund has less than one calendar year of operating history, there is no performance information available at this time.

FEES AND EXPENSES
--------------------------------------------------------------------------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES(1)
     (fees paid directly from your account)
         Maximum Sales Charge (Load) Imposed on Purchases                                 None(2)
         (as a percentage of offering price)
         Maximum Deferred Sales Charge (Load)                                             None
         (as a percentage of offering price)
         Maximum Sale Charge (Load) Imposed on Reinvested Dividends and                   None
         Other Distributions
         Redemption Fee                                                                   None
         (as a percentage of amount redeemed)
         Exchange Fee                                                                     None

     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)
         Management Fees                                                                  1.50%
         Distribution and/or Service (12b-1) Fees                                         0.25%
         Other Operating Expenses                                                        49.55%
                                                                                     ---------------
         Total Annual Fund Operating Expenses                                            51.30%
                Less Expense Reimbursement(3)                                           -49.35%
                                                                                     ---------------
         Net Annual Fund Operating Expenses                                               1.95%
                                                                                     ===============

(1) Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates.
(2) IRA accounts will be charged a $15.00 annual maintenance fee as well as fees for certain transactions.
(3) The Adviser has entered into an Expense Waiver and Reimbursement contract dated August 1, 2001 with the Fund under which the Adviser has agreed to waive its fees and absorb expenses, excluding taxes, interest and dividends on short positions, to the extent that Annual Fund Operating Expenses exceed 1.95% of average daily net assets. The Adviser can recapture any expenses or fees it has waived or reimbursed within a three-year period subject to the applicable cap of 1.95%. The contract will expire August 31, 2002, but may be renewed by the Fund's Board of Trustees.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

               --------------------------------------------------
                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
               --------------------------------------------------
                  $198        $6,442       $8,243       $8,940
               --------------------------------------------------

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
     The Fund seeks to achieve capital growth by engaging in merger arbitrage.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES
     To achieve its investment objective, the Fund, under normal market conditions, will invest at least 65% of its total assets in equity securities of companies involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations (all referred to as "corporate reorganizations"). Equity securities include common and preferred stock.

     Merger arbitrage refers to the investment practice of capturing the difference between the end value of a corporate reorganization and the prevailing market prices of the securities of the companies involved prior to the consummation of the reorganization. It is a highly specialized investment approach designed to profit from the successful completion of such reorganizations. The discrepancy in value is attributable to risks that are inherent in corporate reorganizations, which include the possibility the transaction will not be completed and the time it takes for corporate reorganizations to be completed.

     The Fund continuously monitors not only the investment positions owned by the Fund, but also other potential mergers and corporate reorganizations. This enables the Fund to make timely and informed investment decisions if market prices of other securities adjust enough for the Fund to make new investments for its own portfolio. The Adviser expects the Fund's assets to be diversified in various industries; however if a large percentage (i.e., at least 50%) of mergers taking place within the U.S. are within one industry (e.g. banking or telecommunications) over a given period of time, a large portion of the Fund's assets could be concentrated in that industry for that period of time.

     The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The Adviser will carefully evaluate all potential arbitrage investment opportunities examining each situation's return characteristics together with its risk profile. As an important part of this investment process, the Fund systematically reduces market exposure by employing various hedging strategies.


HEDGING STRATEGIES

     The Fund may employ various hedging techniques, such as short selling or engaging in put and call options.
     Short Sales: The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. The Fund will make these short sales with the intention of later closing out (or covering) the short position with the securities of the acquiring company received when the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. At all times when the Fund does not own securities which are sold short, the Fund will maintain collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

     Put and Call Options: The Adviser may engage in purchasing and/or selling put and call options in an effort to reduce the risks associated with some of its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option will normally vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the Fund has purchased, it may be possible for the Fund to partially offset any decline in the market value of these securities. A call option, on the other hand, is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option, at any time prior to its expiration. The market price of the call will, in most instances, move in conjunction with the price of the underlying security.

|-------------------------------------|
|       PUT AND CALL OPTIONS          |        The  premium received by the Fund
|       --------------------          |   for  the  sale  of options may be used
|           (Definition)              |   by  the  Fund  to  reduce   the  risks
| A Short-term contract that gives | associated with individual investments | the purchaser of the option the | and to increase total investment
| right to sell (put) or buy (call) | return. Currently, the Adviser does | the underlying security at any time | not intend to commit greater than 25% | before the option expires in return | of the Fund's net assets to option
| for a premium.                      |   strategies.
|-------------------------------------|

     Leverage Through Borrowing: The Fund may borrow from banks to increase its portfolio holdings of securities on a secured or unsecured basis at fixed or variable interest rates. When borrowing money, the Fund must follow specific guidelines under the Investment Company Act of 1940, which allow the Fund to borrow an amount equal to as much as 50% of the value of its net assets (not including the amount borrowed). The Fund also may borrow money for temporary or emergency purposes, but these borrowings, together with all other borrowings, may not exceed 33% of the value of the Fund's gross assets at the time the loan is made.

     When determining whether to sell or cover a security, the Adviser continuously reviews and rationalizes each investment's risk versus its reward relative to its predetermined exit strategy. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

     Temporary Investments: The Fund may adopt temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, the Fund may invest temporarily a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities, prime commercial paper, and repurchase agreements for the above securities. To the extent the Fund invests in these temporary investments, the Fund will not achieve its investment objective of growth of capital since these instruments bear interest but do not appreciate in value.



INVESTMENT RISKS
     The Fund's investment program involves investment techniques and securities holdings that entail risks, in some cases different from the risks ordinarily associated with investments in equity securities. Some of these risks include:

     Merger Arbitrage Risks: The principal risk associated with the Fund's arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated, or involve a longer time frame than originally contemplated, in which case the Fund may lose money. If a transaction takes a longer time to close than the Fund originally anticipated, the Fund may not realize the level of returns desired.

     Non-Diversification Risks: Because the Fund's assets are invested in a smaller number of companies, there is a somewhat greater risk associated with investment in the Fund than there would be if investing in a diversified investment company. Non-diversification makes the value of the Fund's shares more susceptible to adverse developments affecting any single issuer and more susceptible to greater losses.

     High Portfolio Turnover Risks: The Fund invests a portion of its assets to seek short-term capital appreciation, which increases portfolio turnover and causes increased brokerage commission costs. A high turnover rate exposes you to a higher current realization of capital gains, and thus a higher current tax liability, than may be associated with investments in other investment companies that emphasize long-term investment strategies and thus have a lower turnover rate.

     Short Sale/Put and Call Options Risks: A substantial percentage of the investments made by the Fund will not lend themselves to hedging strategies and, even when available, these strategies may not be successful. For instance, if an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer's securities. Also, options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include:

     o possible imperfect correlation between the price movements of the option and the underlying security,
     o the potential lack of a liquid secondary market at any particular time, and
     o    possible price fluctuation limits.

     Borrowing Risks: The Fund's borrowing activities will exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

ADVISER
--------------------------------------------------------------------------------

     Water Island Capital, LLC, 350 Park Avenue, New York, New York 10022, a registered investment adviser, is the Fund's Adviser. Subject to the authority of the Fund's Board of Trustees, the Adviser is responsible for the overall management of the Fund's business affairs. The fee the Adviser charges the Fund is higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing a portfolio of merger arbitrage investments. The Fund pays the Adviser an annual advisory fee of 1.50% of the Fund's average daily net assets.

     The Adviser has signed an Expense Waiver and Reimbursement Agreement, which contractually requires the Adviser to either waive fees due to it or subsidize various operating expenses of the Fund so that the total annual Fund operating expenses do not exceed 1.95% of average daily net assets. The Agreement expires on August 31, 2002, but may be renewed annually by vote of a majority of the Board of Trustees. The Agreement permits the Adviser to recapture any waivers or subsidies it makes only if the amounts can be recaptured within 3 years and without causing the Fund's total annual operating expenses to exceed the applicable cap. The Board of Trustees must also approve any recapture.

     John S. Orrico, CFA, is portfolio manager for the Fund. Mr. Orrico serves as President of the Adviser and also serves as the President and a Trustee of the Fund. Prior to organizing the Adviser, Mr. Orrico managed private hedge funds with Lindemann Capital Partners, L.P. during 1999. From 1994 to 1998, Mr. Orrico engaged in mergers and acquisition arbitrage while managing the Gruss Family Trust for Gruss & Co. Mr. Orrico received two Bachelors degrees from Georgetown University in 1982--one in Finance and the other in International Management. He became a Chartered Financial Analyst in 1988.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

DISTRIBUTOR
     Ultimus Fund Distributors, LLC serves as principal underwriter for the Fund and as such, is the exclusive agent for the distribution of shares of the Fund.

DISTRIBUTION PLAN
     The Fund has adopted a Rule 12b-1 plan, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.25% per year of the Fund's average daily net asset value. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value per share of the Fund will be determined on each day the New York Stock Exchange ("NYSE") is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

     You may purchase shares of the Fund at net asset value without any sales or other charge by sending a completed application form to one of the following addresses:

     REGULAR MAIL                               EXPRESS/OVERNIGHT MAIL
     The Arbitrage Fund                         The Arbitrage Fund
     c/o Ultimus Fund Solutions, LLC            c/o Ultimus Fund Solutions, LLC
     P.O. Box 46707                             135 Merchant Street, Suite 230
     Cincinnati, Ohio 45246-0707                Cincinnati, Ohio 45246

MINIMUM AND ADDITIONAL INVESTMENT AMOUNTS
     The minimum initial investment for individuals, IRAs, corporations, partnerships and trusts is $2,000. There is no minimum for subsequent investments. Shares of the Fund are offered on a continuous basis. The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number, to the above address. You should make all checks payable to "THE ARBITRAGE FUNDS."

     NOTE: You will be charged a $25.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned for insufficient funds.

WHEN ORDER IS PROCESSED                                        |--------------------------------------------|
     All  shares  will   be  purchased  at  the  net  asset    | GOOD ORDER: When making a purchase request,|
value  per  share  next determined  after the Fund receives    | make sure your request is in good order.   |
your  application  or request in  good order.  All requests    | "Good Order" means your purchase request   |
received  in  good order by  the Fund before 4:00. (Eastern    | includes:                                  |
time) will be executed on that same  day. Requests received    | o   the name of the Fund                   |
after 4:00 p.m. will be processed on the next business day.    | o   the dollar amount of shares to be      |
                                                               |     purchased                              |
                                                               | o   a completed purchase application       |
                                                               |     or investment stub                     |
                                                               | o   check payable to THE ARBITRAGE FUNDS   |
                                                               ----------------------------------------------

PURCHASE THROUGH BROKERS
     You may use your broker, dealer, financial institution or other servicing agent to purchase shares of the Fund if the servicing agent has an agreement with the Fund's distributor. Please note that such agents may charge additional fees for their services. You should also note that your servicing agent may become record shareholders of the Fund requiring all purchase and redemption requests to be sent through them. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

PURCHASE BY WIRE
     If you wish to wire money to invest in the Fund, please call the Fund at 1-800-295-4485 to notify the Fund that a wire transfer is coming. You may use the following instructions:

U.S.  Bank
ABA #:  042000013
For  credit to: The Arbitrage Fund
Account #: 19945-8035
For further credit to:  [shareholder's name and account #]

AUTOMATIC INVESTMENT PLAN
     You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. After making an initial investment of at least $2,000, you may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-800-295-4485 for more information about the Fund's Automatic Investment Plan.

RETIREMENT PLANS
     You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-800-295-4485 for the most current listing and appropriate disclosure documentation on how to open a retirement account.


REDEMPTIONS
--------------------------------------------------------------------------------
WRITTEN REDEMPTION REQUESTS
     You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

     REGULAR MAIL                           EXPRESS/OVERNIGHT MAIL
     The Arbitrage Fund                     The Arbitrage Fund
     c/o Ultimus Fund Solutions, LLC        c/o Ultimus Fund Solutions, LLC
     P.O. Box 46707                         135 Merchant Street, Suite 230
     Cincinnati, Ohio 45246-0707            Cincinnati, Ohio 45246

REDEEMING BY TELEPHONE
     You may redeem shares having a value of less than $25,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-295-4485. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

     The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

     The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, Ultimus Fund Solutions, LLC, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or Ultimus Fund Solutions, LLC, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or Ultimus Fund Solutions, LLC, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

WIRE REDEMPTIONS
     If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to cover costs associated with the transfer. In addition, your bank may impose a charge for receiving wires.

SYSTEMATIC WITHDRAWAL PLAN
     If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $500 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-800-295-4485.

WHEN REDEMPTIONS ARE SENT
     Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined net asset value following your redemption request. If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 15 days).

GOOD ORDER
     Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

     o The request should be in writing, indicating the number of shares or dollar amount to be redeemed;

     o    The request must identify your account number;

     o The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

     o If you request the redemption proceeds to be sent to an address other than that of record, or if the proceeds of a requested redemption exceed $25,000, the signature(s) on the request must be guaranteed by an eligible signature guarantor.


WHEN YOU NEED SIGNATURE GUARANTEES
     If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

     o you request a redemption to be made payable to a person not on record with the Fund; or

     o you request that a redemption be mailed to an address other than that on record with the Fund.

     Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Fund to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.


RETIREMENT PLANS
     If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

REDEEMING THROUGH BROKER
     If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

LOW BALANCES
     If at any time your account balance falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000, your account could be closed. The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund intends to distribute substantially all of its net investment income and net capital gain in December. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of your holding period for the shares. The Fund expects that, as a result of its investment objectives and strategies, its distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

     On the account application, you will be asked to certify that your social security number or tax payer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold 30% of any dividend and redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

     This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund's shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table below show the Fund's financial performance information since inception. Certain information reflects financial results for single shares of the Fund. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

---------------------------------------------------------------
                                                 September 17,
                                                    2000(1)
                                                  through May
                                                   31, 2001
---------------------------------------------------------------

NET ASSET VALUE AT BEGINNING OF PERIOD          $    10.00
                                                ---------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                             0.22
    Net realized and unrealized gains (loss)
    on investments                                    1.46
                                                ---------------
Total from investment operations                      1.68
                                                ---------------

LESS DISTRIBUTIONS:
    Dividends from net investment income             (0.02)
    Distributions from net realized gains              --
                                                ---------------
Total distributions                                  (0.02)
                                                ---------------

NET ASSET VALUE AT END OF PERIOD                $    11.66
                                                ---------------

TOTAL RETURN                                         16.93%(2)
                                                ---------------

Net assets at end of period                     $ 1,631,374
                                                ---------------

RATIO OF EXPENSES TO AVERAGE NET ASSETS
    Before expense reimbursement                     51.30%(3)
    After expense reimbursement                       1.95%(3)

RATIO OF NET INVESTMENT INCOME (LOSS) TO
    AVERAGE NET ASSETS
    Before expense reimbursement                    (50.05)%(3)
    After expense reimbursement                      (0.70)%(3)

Portfolio turnover rate                           2,951.50%(2)
---------------------------------------------------------------
(1)  Commencement of operations.
(2)  Not Annualized.
(3)  Annualized.





            [GRAPHIC OMITTED]                      ==========================================================
    -------------------------------                     Adviser            WATER ISLAND CAPITAL, LLC
          THE ARBITRAGE FUND                                               350 Park Avenue
    -------------------------------                                        New York, NY  10011
    A SERIES OF THE ARBITRAGE FUNDS                ----------------------------------------------------------
                                                        Distributor        ULTIMUS FUND DISTRIBUTORS, LLC
                                                                           135  Merchant Street, Suite 230
                                                                           Cincinnati, OH 45246
                                                   ----------------------------------------------------------
                                                        Transfer Agent     ULTIMUS FUND SOLUTIONS, LLC
                                                                           135  Merchant Street, Suite 230
                                                                           Cincinnati, OH 45246
                                                   ----------------------------------------------------------
                                                        Custodian          CUSTODIAL TRUST COMPANY
                                                                           101 Carnegie Center
                                                                           Princeton, NJ 08540
                                                   ==========================================================


Additional information about the Fund is included in the Statement of Additional Information dated September 30, 2001. The Statement of Additional Information is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The Statement of Additional Information provides more details about the Fund's policies and management. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make shareholder inquires about the Fund, please call 1-800-295-4485. You may also write to:

                         THE ARBITRAGE FUNDS
                         c/o Ultimus Fund Solutions, LLC
                         P.O. Box 46707
                         Cincinnati, Ohio 45246-0707

You may review and obtain copies of Fund information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.



Investment Company Act File # 811-09815